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                                                                  Exhibit 10.39

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT


         EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of
July 24, 1998, by and between e.spire Communications, Inc. (the "Company") and Goldman, Sachs & Co., Bear, Stearns & Co. Inc. and ING Baring Furman Selz LLC, (collectively, the "Initial Purchasers") as the purchasers of the 10.625% Senior Discount Notes due July 1, 2008 of the Company.

         1.  Certain Definitions.

         For purposes of this Agreement, the following terms shall have the following respective meanings:

                  (a) "Closing Date" shall mean the date on which the Notes are initially issued.

                  (b) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

                  (c) "Effective Time", in the case of an Exchange Offer, shall mean the date on which the Commission declares the Exchange Offer registration statement effective or on which such registration statement otherwise becomes effective and, in the case of a Shelf Registration, shall mean the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

                  (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (e) "Exchange Offer" shall have the meaning assigned thereto in Section 2.

                  (f) "Exchange Notes" shall have the meaning assigned thereto in Section 2.

                  (g) The term "holder" shall mean the Initial Purchasers for so long as they own any Registrable Securities and any person who is a holder or beneficial
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owner of any Registrable Securities, for so long as such person owns any
Registrable Securities.

                  (h) "Indenture" shall mean the Indenture, dated as of July 24, 1998, between the Company and The Chase Manhattan Bank, as Trustee.

                  (i) "Participating Broker-Dealer" shall have the meaning assigned thereto in Section 2(a) hereof.

                  (j) The term "Person" shall mean a corporation, limited liability company, association, partnership, organization, business, individual, trust, government or political subdivision thereof or governmental agency.

                  (k) "Purchase Agreement" shall mean the Purchase Agreement, dated July 24, 1998, between the Company and the Initial Purchasers relating to the initial issuance and sale of the Notes.

                  (l) "Registrable Securities" shall mean the Notes; provided, however, that such Notes shall cease to be Registrable Securities upon the first to occur of any of the following events: (i) in the circumstances contemplated by Section 2(a), such Notes have been exchanged for Exchange Notes in an Exchange Offer as contemplated in Section 2(a) by a person other than a broker-dealer, (ii) in the case of a broker-dealer, following the exchange of such Notes for Exchange Notes by such broker-dealer, the date on which such Exchange Notes have been sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus for use in connection with resales by broker-dealers referred to in Section 2(a);
(iii) in the circumstances contemplated by Section 2(b), a registration statement registering such Notes under the Securities Act has been declared or becomes effective and such Notes have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement; (iv) such Notes are sold pursuant to Rule 144 under circumstances in which any legend borne by such Notes relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture or such Notes are eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Notes shall cease to be outstanding.

                  (m) "Registration Expenses" shall have the meaning assigned thereto in Section 4 hereof.

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                  (n) "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405 under the Securities Act, (ii) a holder who acquires Exchange Notes outside the ordinary course of such holder's business or (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Notes.

                  (o) "Rule 144", "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act.

                  (p) "Notes" shall mean, collectively, the $375.0 million aggregate principal amount of maturity of 10.625% Senior Discount Notes due July 1, 2008 of the Company to be issued and sold to the Initial Purchasers and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

                  (q) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (r) "Shelf Registration" shall have the meaning assigned thereto in Section 2 hereof.

                  (s) "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.

                  (t) "Trustee" shall mean The Chase Manhattan Bank, as trustee under the Indenture.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

         2.  Registration Under the Securities Act.

                  (a) Except as set forth in Section 2(b) below, the Company agrees, to the extent not prohibited by applicable law, to use its reasonable best efforts to file under the Securities Act, as soon as practicable, but no later than 75 days after the

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Closing Date, a registration statement relating to an offer to exchange (the
"Exchange Offer") any and all of the Notes for a like aggregate principal amount of debt securities of the Company which are substantially identical to the Notes (and which are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act) except that they have been registered pursuant to an effective registration statement under the Securities Act and will not contain provisions for the additional interest contemplated by Section 2(c) hereof or provisions restricting transfer (such new debt securities hereinafter called "Exchange Notes"). The Company agrees to use its reasonable best efforts to cause such registration statement to become effective under the Securities Act as soon as practicable, but no later than 120 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company further agrees to use its reasonable best efforts to commence and complete the Exchange Offer promptly after such registration statement has become effective, hold the Exchange Offer open for at least 20 business days and exchange the Exchange Notes for all Registrable Securities that have been tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been completed only if the Exchange Notes received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America, it being understood that broker-dealers receiving Exchange Notes will be subject to certain prospectus delivery requirements with respect to resale of the Exchange Notes. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Notes for all outstanding Registrable Securities pursuant to the Exchange Offer and
(ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Notes for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 business days following the commencement of the Exchange Offer. The Company agrees (i) to include in the registration statement a prospectus for use in any resales by any holder of Notes that is a broker-dealer and (ii) to keep such registration statement effective for a period ending on the earlier of the 120th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such registration statement such holders shall have the benefit of the rights of indemnification and contribution set forth in Section 6 hereof.

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         The Company shall include within the prospectus contained in the registration statement used in connection with the Exchange Offer a section entitled "Plan of Distribution," which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Noted received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), which have been publicly disseminated by the staff of the Commission. Such "Plan of Distribution" section shall also expressly permit, to the extent permitted by applicable policies and regulations of the Commission, the use of the prospectus used in connection with the Exchange Offer by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the Commission, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes in compliance with the Securities Act.

         Each holder that participates in the Exchange Offer will be required, as a condition to its participation in the Exchange Offer, to represent to the Company in writing (which may be contained in the applicable letter of transmittal) (i) that any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) that at the time of the commencement of the Exchange Offer such holder will have no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (iii) that such holder is not an affiliate of the Company within the meaning of the Securities Act and (iv) that such holder is not acting on behalf of a Person who could not make the foregoing representations. In addition, each Participating Broker-Dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities will be required to represent that the Notes being tendered by such broker-dealer were acquired in ordinary trading or market-making activities. A broker-dealer that is not able to make the foregoing representation will not be permitted to participate in the Exchange Offer.

                  (b) If (i) on or prior to the consummation of the Exchange Offer existing Commission interpretations are changed such that the Exchange Notes received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each

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such holder without restriction under the Securities Act or (ii) any Holder of
Restricted Securities notifies the Company prior to the 20th day following consummation of the Exchange Offer that (A) it is prohibited by law or Commission policy from participating in the Exchange Offer or (B) that it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the resale prospectus contained in the registration statement for the Exchange Offer referred to in Section 2(a) is not appropriate or available for such resales or (C) that it is a broker-dealer and owns Notes acquired directly from the Company or an affiliate of the Company, in lieu of or, in the case of clause (iii), in addition to conducting the Exchange Offer contemplated by Section 2(a) the Company shall file under the Securities Act as soon as practicable a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Company agrees to use its reasonable best efforts to file the registration statement relating to the Shelf Registration not later than 45 days after such filing obligation arises and to cause the Shelf Registration to become or be declared effective no later than 90 days after such obligation arises and to use its reasonable best efforts to keep such Shelf Registration continuously effective for a period ending on the earlier of the second anniversary of the Closing Date or such time as there are no longer any Registrable Securities outstanding. The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration effective during the requisite period if it voluntarily takes any action that would result in holders covered thereby not being able to offer and sell such Notes during that period, unless (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons involving a material undisclosed event, including, without limitation, the acquisition or divestiture of assets or other pending corporate developments so long as the Company promptly complies with the requirements of Section 3(c)(vi) and 3(e) hereof, if applicable; provided, that in the case of clause (ii), such period shall not exceed 60 days in any 12-month period (a "Suspension Period") (whereafter Special Interest (as defined in paragraph (c)) shall accrue and be payable). A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities and shall end on the earlier to occur of (A) the date on which each seller of Securities covered by the Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 3(e) hereof or is advised in writing by the Company that the use of the prospectus may be resumed and (B) the expiration of 60 days in any 12-

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month period during which one or more Suspension Periods has been in effect;
provided, however, that upon expiration of the 60-day period contemplated in clause (B), sales under the Shelf Registration Statement shall not be permitted unless and until the Company either delivers the copies of the supplemented or amended prospectus contemplated by Section 3(e) hereof or advises the sellers in writing that the use of the prospectus may be resumed. The Company further agrees to supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

                  (c) In the event that (i) the Company has not filed (a) the registration statement relating to the Exchange Offer on or before the 75th day after the Closing Date or (b) the Shelf Registration on or before the 45th day after the date on which the filing obligation for the Shelf Registration has arisen or (ii) either such registration statement has not become effective or been declared effective by the Commission on or before the 120th day after the Closing Date, in the case of the Exchange Offer, or the 90th day after the date on which the filing obligation for the Shelf Registration has arisen, in the case of the Shelf Registration, or (iii) the Exchange Offer has not been completed within 30 business days after the initial effective date of the registration statement (if the Exchange Offer is then required to be made) or
(iv) any registration statement required by Section 2(a) or 2(b) is filed and declared effective but shall thereafter cease to be effective or usable (other than in connection with a permissible Suspension Period) for transfers or Registrable Securities during the periods referred to in Sections 2(a) and 2(b) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Company shall pay cash interest on the Notes ("Special Interest") to each holder thereof in an amount equal to $.05 per week per $1,000 principal amount of Notes held by such holder, which amount shall increase after the first 90- day period following the occurrence of the first Registration Default and at the beginning of each subsequent 90-day period during such Registration Default by an additional $.05 per week per $1,000 principal amount of Notes with respect to each subsequent week during which any Registration Default exists, up to a maximum amount of $.50 per week per $1,000 principal amount of Notes, for the period from and including the date of occurrence of the first Registration Default until such time as no Registration Default is in effect (after which such Special Interest shall cease to

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be payable). In the event that any Special Interest becomes payable, the Company shall promptly notify the Trustee of such event, including any subsequent increase in the amount of Special Interest, and the beginning and ending dates therefor. All accrued Special Interest will be paid by the Company on each January 1 and July 1 to the Holder of Notes by wire transfer of immediately available funds or by federal funds check.

         3.  Registration Procedures.

         If the Company files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

                  (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act.

                  (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (c) In connection with the Company's obligations with respect to the Shelf Registration, if applicable, the Company shall use its reasonable best efforts to effect or cause the Shelf Registration to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, and, in the cases of clauses (ii) through (vii), (ix) through (xi) and (xv) through (xvi) below, in connection with any sale by a Holder that is a broker-dealer and must deliver the prospectus contained in the registration statement relating to the Exchange Offer, the Company shall:

                           (i) as soon as reasonably practicable, prepare and file with the Commission a registration statement with respect to the Shelf Registration on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the holders of the Registrable Securities, and use its reasonable best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter;

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                           (ii) as soon as reasonably practicable and subject to
         the Company's right to effect a Suspension Period in accordance with
         Section 2(b) hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used and/or filed with the Commission;

                           (iii) as soon as reasonably practicable, comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof set forth in such registration statement;

                           (iv) provide (A) the holders of the Registrable Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an under writer within the meaning of Section 2(11) of the Securities Act) if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent, and (E) not more than one counsel for all the holders of such Registrable Securities the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

                           (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in the second sentence of Section 2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place determined by the Company for inspection by the parties referred to in Section 3(c)(iv) who shall certify to the Company in writing that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the reasonable judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section

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         11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required, or shall deem it advisable, so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice thereof), or
         (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (vi) promptly notify the selling holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission, the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(c)(xv) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or

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         supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (vii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                           (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies in writing to the Company should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supple ment or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                           (ix) furnish to each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(c)(iv), and, upon a written request, each holder of Registrable Securities an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospec-

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         tus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                           (x) use its reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Notes pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(x), (2) consent to general service of process or taxation in any such jurisdiction or (3) make any changes to its articles of incorporation or by-laws or any agreement between it and its stockholders;

                           (xi) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state, provincial or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or

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         holders to offer, or to consummate the disposition of, their
         Registrable Securities;

                           (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends;

                           (xiii) enter into one or more reasonable forms of underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including (without limitation) customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any holders of Registrable Securities aggregating at least 25% in aggregate principal amount of Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                           (xiv) whether or not an agreement of the type referred to in Section (3)(c)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily reasonably made in connection with an offering of debt securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion or opinions of counsel to the Company in customary form and covering such other matters of the type customarily covered by such an opinion, as the managing underwriters, if any, and as any holders of Registrable Securities may reasonably request, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling holders of Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (i) the effective date of such registra-tion statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration state ment contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type;
         (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any holders of Registrable Securities and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause
         (A) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are customary for such transactions;

                           (xv) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                           (xvi) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Conduct (the "Rules of Conduct") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a holder of such Registrable Securities or as an under writer, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, cooperate with such broker-dealer in connection with any filings required to be made by the NASD; and

                           (xvii) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

                  (d) The Company shall also prior to the effective date of the first registration statement relating to the Registrable Securities, (i) provide the Trustee with certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for Registrable Securities and Exchange Notes.

                  (e) In the event that the Company would be required, in connection with a Suspension Period or pursuant to Section 3(c)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each such holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to Initial Purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Registrable Securities agrees that upon receipt of any notice from the Company pursuant to Section 3(c)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  (f) The Company may require each holder of Registrable Securi-ties as to which any registration is being effected to furnish to the Company such information regarding such holder and such holders intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. No holder may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement or be entitled to receive Special Interest unless and until such Holder furnishes to the Company, in writing, such information as is required by applicable law for use in connection with any Shelf Registration or related prospectus or preliminary prospectus. Each such holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         4.  Registration Expenses.

         The Company agrees to bear and to pay or cause to be paid all expenses incident to the Company's performance of or compliance with this Agreement (excluding fees and disbursements of counsel to the Initial Purchasers and fees and disbursements of underwriters' counsel in connection with a Shelf Registration, in each case other than reasonable fees and disbursements relating to Blue Sky qualifications or as otherwise set forth herein or any other agreement in writing), including, without limitation, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Notes or Exchange Notes for offering and sale under the State securities and blue sky laws referred to in Section 3(c)(x) hereof, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications,
(c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Notes and Exchange Notes and all other documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of the Trustee under the Indenture and of any escrow agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), and (h) reasonable fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate principal amount of the Registrable Securities being registered, and fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a written request (which includes a description of the Registration Expenses for which reimbursement is sought) therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registered Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

         5. Representations and Warranties.

         The Company represents and warrants to, and agrees with, the Initial Purchasers and each of the holders from time to time of Registrable Securities that:

                  (a) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Registrable Securities.

                  (b) This Agreement has been duly authorized, executed and delivered by the Company.

         6. Indemnification.

                  (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Initial Purchasers contained herein, and as an inducement to the Initial Purchasers to purchase the Notes, the Company shall, and it hereby agrees to, indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and hereby it agrees to, reimburse such holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred and documented; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto (i) in reliance upon and in conformity with written information furnished to the Company by holders of Registrable Securities expressly for use therein.

                  (b) Indemnification by the Holders and any Agents and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to indemnify and hold harmless the Company and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein, provided, however, that no such holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities pursuant to such registration.

                  (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnifying party shall be liable for the cost of any settlement effected by an indemnified party without the written consent of such indemnifying party, which consent shall not be unreasonably withheld.

                  (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds receive by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders and any underwriters obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

                  (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company including any person who, with his consent, is named in any registration statement as about to become a director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

         7. Underwritten Offerings.

                  (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

                  (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (1) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         8. Rule 144.

         The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, it shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, but only to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 or any similar rule or regulation hereafter adopted by the Commission. Upon the written request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

         9. Miscellaneous.

                  (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Agreement.

                  (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

                  (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at 133 National Business Parkway, Suite 200, Annapolis Junction, Maryland 20701, Attention: Chief Financial Officer and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

                  (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

                  (f) LAW GOVERNING. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                  (h) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Notes) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

                  (i) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities at the offices of the Trustee under the Indenture.

                  (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         Agreed to and accepted as of the date referred to above.


                                       e.spire COMMUNICATIONS, INC.


                                       By: /s/ Riley M. Murphy
                                           -------------------------------
                                       Name: Riley M. Murphy
                                       Title: Executive Vice President/
                                              Secretary



                                       GOLDMAN, SACHS & CO.
                                       BEAR, STEARNS & CO. INC.,
                                       ING BARING FURMAN SELZ LLC

                                       By:  GOLDMAN, SACHS & CO.

                                       /s/ Goldman, Sachs & Co.
                                       -----------------------------------
                                             (Goldman, Sachs & Co.)